UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1-22198
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit	Description

99.1	Press Release dated January 26, 2004, titled “Tempur-Pedic International Inc. Announces Completion of Redemption of Senior Subordinated Notes by Tempur-Pedic, Inc. and Tempur Production USA, Inc.”

Item 9.     Regulation FD Disclosure

On January 26, 2004, Tempur-Pedic International Inc. issued a press release announcing the closing of the previously announced redemption of an aggregate principal amount of $52,500,000 of the outstanding 10 1/4% Senior Subordinated Notes due 2010 issued by its subsidiaries Tempur-Pedic, Inc. and Tempur Production USA, Inc. This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2004

Tempur-Pedic International Inc.

By:	/s/ ROBERT B. TRUSSELL, JR.

Name: Robert B. Trussell, Jr.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 26, 2004, titled “Tempur-Pedic International Inc. Announces Completion of Redemption of Senior Subordinated Notes by Tempur-Pedic, Inc. and Tempur Production USA, Inc.”